Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to Class A Ordinary Shares, par value US$0.001 per share of LAIX Inc., a Cayman Islands company; and (ii) that this joint filing agreement may be included as an Exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

Dated: June 23, 2022

IDG-Accel China Growth Fund III L.P.

By: IDG-Accel China Growth Fund III Associates L.P.,

its General Partner

By: IDG-Accel China Growth Fund GP III Associates Ltd.,

General Partner of IDG-Accel China Growth Fund III Associates L.P.

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG-Accel China III Investors L.P. By: IDG-Accel China Growth Fund GP III Associates Ltd., its General Partner

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG Technology Venture Investment IV, L.P. By: IDG Technology Venture Investment IV, LLC its General Partner

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG Technology Venture Investment V, L.P. By: IDG Technology Venture Investment V, LLC its General Partner

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG-Accel China Growth Fund III Associates L.P. By: IDG-Accel China Growth Fund GP III Associates Ltd., its General Partner

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG-Accel China Growth Fund GP III Associates Ltd.

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG Technology Venture Investment IV, LLC

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

IDG Technology Venture Investment V, LLC

By:	/s/ Quan Zhou
Name: Quan Zhou
Title: Authorized Signatory

QUAN ZHOU

/s/ Quan Zhou

CHI SING HO

/s/ Chi Sing Ho